UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 6, 2009
Date of Report
(Date of earliest event reported)
MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)
7 Village Circle, Suite 100, Westlake, Texas 76262
(Address of Principal Executive Offices)      (ZIP Code)
Registrant’s telephone number, including area code: (817) 837-1200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On August 6, 2009, MiddleBrook Pharmaceuticals, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 — Financial Statements and Exhibits.
(d)	Exhibits
          The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release issued August 6, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.
Date: August 6, 2009	By:	/s/ Dave Becker
Dave Becker
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued August 6, 2009

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